UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2018

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GRAN TIERRA ENERGY INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 900, 520-3 Avenue SW Calgary, Alberta, Canada T2P 0R3
(Address of Principal Executive Offices) (Zip Code)

(403) 265-3221
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On March 12, 2018, the Audit Committee (the “Committee”) of the Board of Directors of Gran Tierra Energy Inc. (the “Company”), approved the dismissal of Deloitte LLP (“Deloitte”) as the Company’s independent registered public accounting firm. On March 12, 2018 (the “Dismissal Date”), the Company notified Deloitte of its dismissal effective immediately.

Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years ended December 31, 2017 and 2016 and in the subsequent interim period through the Dismissal Date, there were (i) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Deloitte with a copy of this Current Report on Form 8-K, and requested that Deloitte furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Deloitte agrees with the disclosures contained in this Current Report on Form 8-K, and, if not, stating the respects in which it does not agree. The Company has received the requested letter from Deloitte and a copy of Deloitte’s letter has been filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Also, on March 12, 2018, the Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. KPMG was formally engaged on March 12, 2018.

During the Company’s two most recent fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through the Dismissal Date, neither the Company nor anyone on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company’s stockholders entitled to vote at the Company’s 2018 Annual Meeting of Stockholders to be held on May 2, 2018 will be asked to ratify the selection of KPMG as the Company’s principal accountant for the fiscal year ending December 31, 2018.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter of Deloitte LLP, dated March 12, 2018, regarding change in independent registered public accounting firm.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2018	GRAN TIERRA ENERGY INC.

	By:	/s/ Gary S. Guidry
		Name:	Gary S. Guidry
		Title:	President & Chief Executive Officer

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